[OBJECT OMITTED] Countrywide                        Computational Materials For
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                           CWABS 2005-12
===============================================================================

                                   Aggregate
                          ARM and Fixed $253,415,906
                                Detailed Report

Summary of Loans in Statistical Calculation Pool                                 Range
                                                                                 -----
(As of Calculation Date)
Total Number of Loans                                        1,035
Total Outstanding Balance                             $253,415,906
Average Loan Balance                                      $244,846         $65,000 to $909,499
WA Mortgage Rate                                            6.948%          4.500% to 10.420%
Net WAC                                                     6.439%          3.991% to 9.911%
ARM Characteristics
      WA Gross Margin                                       6.807%          4.000% to 10.080%
      WA Months to First Roll                                   29              21 to 36
      WA First Periodic Cap                                 1.689%          1.500% to 3.000%
      WA Subsequent Periodic Cap                            1.443%          1.000% to 2.000%
      WA Lifetime Cap                                      13.869%          7.000% to 17.420%
      WA Lifetime Floor                                     6.981%          1.000% to 10.420%
WA Original Term (months)                                      360             360 to 360
WA Remaining Term (months)                                     359             355 to 360
WA LTV                                                      84.73%          26.09% to 100.00%
   Percentage of Pool with CLTV > 100%                       0.00%
   WA Effective LTV (Post MI)                               84.73%
   Second Liens w/100% CLTV                                  0.00%
WA FICO                                                        610
Secured by (% of pool)    1st Liens                        100.00%
                          2nd Liens                          0.00%
Prepayment Penalty at Loan Orig (% of all loans)            74.85%



----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:        Top 5 Prop:       Doc Types:     Purpose Codes        Occ Codes         Grades         Orig PP Term
  -----------          ----------        ---------      -------------        ---------         ------         ------------

   CA  39.20%        SFR     69.99%    FULL    88.44%    RCO   52.93%        OO    100.00      A    88.75%    0      25.15%
   FL   5.42%        PUD     21.68%    STATED  11.56%    PUR   44.09%                          A-    5.13%    12      5.06%
   MD   4.70%        CND      6.85%                      RNC    2.98%                          B     3.27%    24     40.11%
   WA   3.91%        2 FAM    0.96%                                                            C     2.15%    36     25.38%
   CO   3.84%        CNDP     0.45%                                                            C-    0.58%    60      4.29%
                                                                                               D     0.12%
----------------------------------------------------------------------------------------------------------------------------





_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 1 of 9              9/21/2005 6:49:30 PM

[OBJECT OMITTED] Countrywide                        Computational Materials For
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                           CWABS 2005-12
===============================================================================

                                                             Aggregate
                                                    ARM and Fixed $253,415,906
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.           ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M - IO - 24           $102,244,272    402     40.35      $254,339      6.951     358.88    607   85.8
2/28 LIB6M - IO - 60             $4,982,178     20      1.97      $249,109      7.100     358.19    604   84.8
3/27 LIB6M - IO - 36           $124,415,897    532     49.10      $233,864      7.007     358.80    607   84.6
3/27 LIB6M - IO - 60             $6,474,247     29      2.55      $223,250      7.273     358.13    591   81.5
30Yr Fixed - IO - 60            $15,299,312     52      6.04      $294,218      6.263     359.29    655   79.6
----------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906  1,035    100.00      $244,846      6.948     358.84    610   84.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.           ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                        $238,116,593    983     93.96      $242,235      6.992     358.81    607   85.1
Fixed 360                       $15,299,312     52      6.04      $294,218      6.263     359.29    655   79.6
-----------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906  1,035    100.00      $244,846      6.948     358.84    610   84.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.           ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 - $75,000.00            $416,066      6      0.16        $69,344     8.218     358.84    602   77.3
$75,000.01 - $100,000.00         $3,444,913     38      1.36        $90,656     7.416     358.77    610   82.4
$100,000.01 - $150,000.00       $23,218,287    184      9.16       $126,186     7.416     358.84    599   84.2
$150,000.01 - $200,000.00       $39,842,110    228     15.72       $174,746     7.121     358.75    605   85.6
$200,000.01 - $250,000.00       $34,681,508    156     13.69       $222,317     7.125     358.83    606   86.5
$250,000.01 - $300,000.00       $40,120,979    147     15.83       $272,932     6.844     358.76    609   83.6
$300,000.01 - $350,000.00       $27,496,713     85     10.85       $323,491     6.810     358.98    610   85.5
$350,000.01 - $400,000.00       $32,053,753     85     12.65       $377,103     6.713     358.87    613   83.5
$400,000.01 - $450,000.00       $17,367,419     41      6.85       $423,596     7.032     358.69    606   82.9
$450,000.01 - $500,000.00       $15,453,321     33      6.10       $468,282     6.741     358.97    615   85.2
$500,000.01 - $550,000.00        $8,419,841     16      3.32       $526,240     6.393     359.00    632   85.9
$550,000.01 - $600,000.00        $2,856,760      5      1.13       $571,352     7.098     359.01    609   87.9
$600,000.01 - $650,000.00          $637,087      1      0.25       $637,087     8.500     359.00    594   90.0
$650,000.01 - $700,000.00        $2,651,800      4      1.05       $662,950     6.440     358.75    611   87.3
$700,000.01 - $750,000.00        $2,175,850      3      0.86       $725,283     6.128     358.67    610   82.9
$750,000.01 - $800,000.00          $765,000      1      0.30       $765,000     5.750     360.00    741   85.0
> $900,000.00                    $1,814,499      2      0.72       $907,250     6.125     359.00    679   79.2
---------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906  1,035    100.00       $244,846     6.948     358.84    610   84.7
---------------------------------------------------------------------------------------------------------------------------------




_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 2 of 9              9/21/2005 6:49:30 PM

[OBJECT OMITTED] Countrywide                        Computational Materials For
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                           CWABS 2005-12
===============================================================================


                                                             Aggregate
                                                    ARM and Fixed $253,415,906
                                                         Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.           ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
Alabama                            $680,620     5      0.27       $136,124      8.402     358.52    608   90.7
Alaska                             $172,500     1      0.07       $172,500      8.750     358.00    589  100.0
Arizona                          $9,262,029    50      3.65       $185,241      7.165     358.83    599   83.6
Arkansas                           $532,300     3      0.21       $177,433      7.631     358.84    633   91.9
California                      $99,327,803   307     39.20       $323,543      6.518     358.94    616   81.8
Colorado                         $9,720,840    45      3.84       $216,019      6.994     358.72    609   91.1
Connecticut                      $2,819,367    10      1.11       $281,937      7.098     359.08    600   80.3
District of Columbia               $697,200     3      0.28       $232,400      6.440     359.57    602   72.8
Florida                         $13,747,068    68      5.42       $202,163      7.000     358.95    601   85.2
Georgia                          $9,149,563    57      3.61       $160,519      7.870     358.67    607   87.6
Hawaii                           $2,361,000     5      0.93       $472,200      5.805     358.78    623   84.7
Idaho                            $1,499,616     9      0.59       $166,624      6.882     358.97    598   83.8
Illinois                         $4,070,449    21      1.61       $193,831      7.622     359.01    603   86.0
Indiana                          $2,189,140    11      0.86       $199,013      7.578     358.92    606   91.1
Iowa                                $98,400     1      0.04        $98,400      7.000     358.00    580   79.7
Kansas                             $534,750     3      0.21       $178,250      8.452     359.71    609   89.5
Maine                               $83,000     1      0.03        $83,000      7.625     359.00    598   61.9
Maryland                        $11,908,638    44      4.70       $270,651      7.092     358.63    604   84.9
Massachusetts                    $4,840,944    16      1.91       $302,559      7.076     358.67    600   80.5
Michigan                         $4,501,553    27      1.78       $166,724      7.551     358.72    606   89.7
Minnesota                        $7,846,322    39      3.10       $201,188      7.341     358.61    606   94.0
Mississippi                        $291,250     2      0.11       $145,625      8.331     357.55    605   91.1
Missouri                           $892,470     8      0.35       $111,559      8.385     358.79    599   92.4
Montana                            $620,800     2      0.24       $310,400      7.132     359.22    634   79.9
Nebraska                           $106,000     1      0.04       $106,000      7.200     359.00    602   80.0
Nevada                           $8,602,439    36      3.39       $238,957      7.083     358.86    613   82.5
New Hampshire                    $1,964,850     9      0.78       $218,317      7.446     358.79    611   86.3
New Jersey                       $7,262,825    27      2.87       $268,994      7.279     358.49    607   87.7
New Mexico                         $324,800     3      0.13       $108,267      7.651     359.40    595   80.2
New York                         $7,604,785    24      3.00       $316,866      6.826     358.82    607   82.3
North Carolina                   $2,110,615    14      0.83       $150,758      8.212     358.34    587   91.8
Ohio                             $1,836,760    13      0.72       $141,289      7.523     358.42    599   89.7
Oklahoma                           $115,500     1      0.05       $115,500      7.300     358.00    603  100.0
Oregon                           $3,898,623    17      1.54       $229,331      6.814     359.38    611   89.9
Pennsylvania                     $2,111,579    11      0.83       $191,962      6.898     358.71    615   88.9
Rhode Island                       $811,000     4      0.32       $202,750      7.114     358.88    610   82.1
South Carolina                   $2,450,860    17      0.97       $144,168      7.731     358.02    606   90.0
Tennessee                        $3,646,243    20      1.44       $182,312      7.225     358.87    628   88.2
Texas                            $3,404,117    20      1.34       $170,206      7.356     358.73    608   88.7
Utah                               $789,900     5      0.31       $157,980      6.572     359.13    625   83.9
Virginia                         $6,674,750    22      2.63       $303,398      7.277     358.74    600   83.4
Washington                       $9,900,605    43      3.91       $230,247      7.122     358.84    601   88.8
West Virginia                      $951,913     4      0.38       $237,978      8.112     358.41    608   98.7
Wisconsin                          $776,570     5      0.31       $155,314      7.748     359.07    595   84.1
Wyoming                            $223,550     1      0.09       $223,550      8.840     359.00    562   85.0




_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 3 of 9              9/21/2005 6:49:30 PM


[OBJECT OMITTED] Countrywide                        Computational Materials For
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                           CWABS 2005-12
===============================================================================

                                                             Aggregate
                                                    ARM and Fixed $253,415,906
                                                         Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                               State
----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE      GROSS     REMG.           ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE       WAC       TERM    FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906  1,035   100.00       $244,846      6.948     358.84    610   84.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
<= 50.00                         $3,189,666    15      1.26       $212,644      6.257     358.76    602   43.9
50.01 - 55.00                    $1,567,799     6      0.62       $261,300      5.886     358.37    625   52.4
55.01 - 60.00                    $4,812,953    20      1.90       $240,648      6.387     358.66    616   57.9
60.01 - 65.00                    $3,708,200    15      1.46       $247,213      6.372     359.09    604   63.4
65.01 - 70.00                    $8,794,750    36      3.47       $244,299      6.326     358.84    619   68.4
70.01 - 75.00                   $15,945,552    62      6.29       $257,186      6.516     358.81    613   73.6
75.01 - 80.00                   $76,700,246   335     30.27       $228,956      6.648     358.89    611   79.7
80.01 - 85.00                   $26,301,139    93     10.38       $282,808      6.789     358.85    608   84.2
85.01 - 90.00                   $47,373,039   169     18.69       $280,314      7.140     358.88    606   89.6
90.01 - 95.00                   $19,849,111    80      7.83       $248,114      7.833     358.72    601   94.7
95.01 - 100.00                  $45,173,453   204     17.83       $221,438      7.426     358.79    613   99.9
----------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906 1,035    100.00       $244,846      6.948     358.84    610   84.7
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                      $368,000     1      0.15       $368,000      4.500    358.00    632   80.0
4.501 - 5.000                    $1,633,300     5      0.64       $326,660      4.752    358.34    614   79.0
5.001 - 5.500                    $8,796,294    31      3.47       $283,751      5.382    358.57    640   75.3
5.501 - 6.000                   $34,113,925   115     13.46       $296,643      5.836    358.99    625   77.5
6.001 - 6.500                   $48,744,898   180     19.24       $270,805      6.291    358.92    614   80.4
6.501 - 7.000                   $50,071,332   211     19.76       $237,305      6.811    358.90    609   85.1
7.001 - 7.500                   $45,114,748   187     17.80       $241,255      7.293    358.69    604   87.9
7.501 - 8.000                   $36,722,808   166     14.49       $221,222      7.772    358.81    600   90.5
8.001 - 8.500                   $11,864,591    60      4.68       $197,743      8.290    359.02    598   89.8
8.501 - 9.000                   $10,346,352    49      4.08       $211,150      8.748    358.68    592   92.1
9.001 - 9.500                    $2,195,315    12      0.87       $182,943      9.196    358.61    584   96.0
9.501 - 10.000                   $3,047,044    15      1.20       $203,136      9.737    358.33    603   89.2
10.001 - 10.500                    $397,300     3      0.16       $132,433     10.187    358.66    577   89.1
----------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906 1,035    100.00       $244,846      6.948    358.84    610   84.7
----------------------------------------------------------------------------------------------------------------------------------





_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 4 of 9              9/21/2005 6:49:30 PM

[OBJECT OMITTED] Countrywide                        Computational Materials For
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                           CWABS 2005-12
===============================================================================

                                                             Aggregate
                                                    ARM and Fixed $253,415,906
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                            $177,374,623   726     69.99       $244,318      6.890     358.88    610   84.4
PUD                             $54,947,462   219     21.68       $250,902      7.068     358.69    607   85.2
CND                             $17,350,605    76      6.85       $228,297      7.108     358.85    611   87.0
2FAM                             $2,445,167     9      0.96       $271,685      6.852     358.72    602   84.3
CNDP                             $1,145,049     4      0.45       $286,262      8.037     358.87    580   92.0
MNF                                $153,000     1      0.06       $153,000      6.000     358.00    576   60.0
-----------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906 1,035    100.00       $244,846      6.948     358.84    610   84.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
RCO                            $134,138,049   511     52.93       $262,501      6.719     358.85    611   80.0
PUR                            $111,731,492   487     44.09       $229,428      7.215     358.82    607   90.3
RNC                              $7,546,365    37      2.98       $203,956      7.063     358.86    609   85.5
-----------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906 1,035    100.00       $244,846      6.948     358.84    610   84.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                             $253,415,906 1,035    100.00       $244,846      6.948     358.84    610   84.7
-----------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906 1,035    100.00       $244,846      6.948     358.84    610   84.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360                      $253,415,906 1,035    100.00       $244,846      6.948     358.84    610   84.7
-----------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906 1,035    100.00       $244,846      6.948     358.84    610   84.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                           $224,126,336   927      88.44      $241,776      6.910     358.82    609   85.6
STATED INCOME                   $29,289,570   108      11.56      $271,200      7.236     358.94    616   78.2
-----------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906 1,035     100.00      $244,846      6.948     358.84    610   84.7
-----------------------------------------------------------------------------------------------------------------------------------





_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 5 of 9              9/21/2005 6:49:30 PM

[OBJECT OMITTED] Countrywide                        Computational Materials For
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                           CWABS 2005-12
===============================================================================

                                                             Aggregate
                                                    ARM and Fixed $253,415,906
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
761 - 780                          $503,000     1      0.20       $503,000      5.500     360.00    766   76.2
741 - 760                        $1,241,000     2      0.49       $620,500      5.712     360.00    744   83.1
721 - 740                          $698,802     2      0.28       $349,401      6.223     359.46    738   95.4
701 - 720                          $563,315     2      0.22       $281,658      5.962     358.00    714   93.1
681 - 700                        $2,965,750     7      1.17       $423,679      6.139     358.72    689   74.0
661 - 680                        $3,933,954    12      1.55       $327,829      6.043     359.24    667   76.9
641 - 660                        $7,561,187    26      2.98       $290,815      6.428     358.90    649   81.1
621 - 640                       $64,321,839   249     25.38       $258,321      6.607     358.86    630   85.1
601 - 620                       $75,192,892   307     29.67       $244,928      6.978     358.79    611   85.9
581 - 600                       $60,967,105   274     24.06       $222,508      7.209     358.87    591   85.0
561 - 580                       $32,264,230   140     12.73       $230,459      7.471     358.73    572   83.8
541 - 560                        $3,202,832    13      1.26       $246,372      6.993     358.84    549   82.0
-----------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906 1,035    100.00       $244,846      6.948     358.84    610   84.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                              $224,904,814   932     88.75       $241,314      6.991     358.83    608   85.3
A-                              $12,991,904    48      5.13       $270,665      6.637     358.77    618   78.1
B                                $8,288,337    28      3.27       $296,012      6.593     359.11    619   84.0
C                                $5,456,724    20      2.15       $272,836      6.611     358.92    628   78.8
C-                               $1,474,077     6      0.58       $245,680      6.634     359.31    636   80.0
D                                  $300,050     1      0.12       $300,050      5.375     358.00    594   85.2
-----------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906 1,035    100.00       $244,846      6.948     358.84    610   84.7
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                               $63,744,207   281     25.15       $226,848      7.470     358.71    605   87.5
12                              $12,827,270    48      5.06       $267,235      7.044     359.00    604   82.1
24                             $101,654,086   402     40.11       $252,871      6.890     358.86    607   85.4
36                              $64,313,089   272     25.38       $236,445      6.643     358.80    609   82.1
60                              $10,877,253    32      4.29       $339,914      6.122     359.42    666   80.6
-----------------------------------------------------------------------------------------------------------------------------------
                               $253,415,906 1,035    100.00       $244,846      6.948     358.84    610   84.7
-----------------------------------------------------------------------------------------------------------------------------------





_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 6 of 9              9/21/2005 6:49:30 PM

[OBJECT OMITTED] Countrywide                        Computational Materials For
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                           CWABS 2005-12
===============================================================================



                                                             Aggregate
                                                    ARM and Fixed $253,415,906
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Months to Roll                 (Excludes   52   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                         WA         CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION             MTR         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
19 - 24                   23   $107,226,450   422     45.03       $254,091      6.958     358.85    607   85.8
25 - 31                   31       $496,983     2      0.21       $248,491      6.463     355.00    620   80.9
32 - 37                   35   $130,393,161   559     54.76       $233,261      7.023     358.79    606   84.5
-----------------------------------------------------------------------------------------------------------------------------------
                               $238,116,593   983    100.00       $242,235      6.992     358.81    607   85.1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                  (Excludes   52   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                      $193,500     1      0.08       $193,500       7.125    360.00    611   90.0
4.001 - 5.000                    $5,696,569    22      2.39       $258,935       5.662    358.55    615   63.8
5.001 - 6.000                   $53,994,556   206     22.68       $262,109       6.257    358.83    614   78.1
6.001 - 7.000                   $84,566,032   329     35.51       $257,040       6.701    358.89    609   85.1
7.001 - 8.000                   $71,093,811   313     29.86       $227,137       7.521    358.69    603   89.9
8.001 - 9.000                   $18,841,673    91      7.91       $207,051       8.367    358.93    593   91.1
9.001 - 10.000                   $3,593,653    20      1.51       $179,683       9.198    358.51    587   95.0
10.001 - 11.000                    $136,800     1      0.06       $136,800      10.080    358.00    562   95.0
-----------------------------------------------------------------------------------------------------------------------------------
6.807                          $238,116,593   983    100.00       $242,235       6.992    358.81    607   85.1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Maximum Rates             (Excludes   52   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 8.000                           $255,000     1      0.11       $255,000      7.150     358.00    630   57.0
11.001 - 11.500                  $1,127,750     4      0.47       $281,938      5.123     358.24    632   76.9
11.501 - 12.000                  $2,732,400     9      1.15       $303,600      5.215     358.16    610   78.8
12.001 - 12.500                 $11,095,464    41      4.66       $270,621      5.736     358.40    619   76.1
12.501 - 13.000                 $32,605,813   117     13.69       $278,682      5.974     358.87    617   77.5
13.001 - 13.500                 $45,410,494   180     19.07       $252,281      6.436     358.87    609   81.6
13.501 - 14.000                 $50,409,326   213     21.17       $236,664      6.944     358.85    606   85.4
14.001 - 14.500                 $39,072,335   159     16.41       $245,738      7.346     358.75    603   89.0
14.501 - 15.000                 $31,323,824   142     13.15       $220,590      7.805     358.87    599   91.9
15.001 - 15.500                  $9,927,367    49      4.17       $202,599      8.321     359.07    598   90.6
15.501 - 16.000                  $8,892,913    40      3.73       $222,323      8.742     358.74    593   92.1
16.001 - 16.500                  $1,819,565    10      0.76       $181,956      9.219     358.67    580   96.3
16.501 - 17.000                  $3,047,044    15      1.28       $203,136      9.737     358.33    603   89.2
17.001 - 17.500                    $397,300     3      0.17       $132,433     10.187     358.66    577   89.1
-----------------------------------------------------------------------------------------------------------------------------------
13.869                         $238,116,593   983    100.00       $242,235      6.992     358.81    607   85.1
-----------------------------------------------------------------------------------------------------------------------------------





_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 7 of 9              9/21/2005 6:49:30 PM

[OBJECT OMITTED] Countrywide                        Computational Materials For
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                           CWABS 2005-12
===============================================================================



                                                             Aggregate
                                                    ARM and Fixed $253,415,906
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Initial Periodic Rate Cap                  (Excludes  52   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.500                           $206,061,377   833    86.54       $247,373      6.955     358.88    607   85.4
2.000                             $2,984,528    12     1.25       $248,711      7.434     357.92    595   87.2
3.000                            $29,070,688   138    12.21       $210,657      7.212     358.35    602   82.4
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,116,593   983   100.00       $242,235      6.992     358.81    607   85.1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Subsequent Periodic Rate Cap                (Excludes  52   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                            $27,570,139   133    11.58       $207,294      7.272     358.44    601   82.6
1.500                           $210,005,234   847    88.19       $247,940      6.956     358.86    607   85.4
2.000                               $541,220     3     0.23       $180,407      6.863     358.00    600   83.7
-----------------------------------------------------------------------------------------------------------------------------------
                                $238,116,593   983   100.00       $242,235      6.992     358.81    607   85.1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Range of Lifetime Rate Floor               (Excludes   52   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
<= 1.000                           $255,000     1      0.11       $255,000       7.150    358.00    630   57.0
4.001 - 5.000                    $2,001,300     6      0.84       $333,550       4.706    358.28    617   79.2
5.001 - 6.000                   $37,161,859   130     15.61       $285,860       5.743    358.79    620   76.8
6.001 - 7.000                   $91,671,861   365     38.50       $251,156       6.580    358.89    609   83.1
7.001 - 8.000                   $79,421,373   344     33.35       $230,876       7.509    358.75    602   89.3
8.001 - 9.000                   $21,965,543   107      9.22       $205,285       8.502    358.87    595   90.9
9.001 - 10.000                   $5,242,358    27      2.20       $194,161       9.511    358.45    595   92.1
> 10.000                           $397,300     3      0.17       $132,433      10.187    358.66    577   89.1
-----------------------------------------------------------------------------------------------------------------------------------
                               $238,116,593   983    100.00       $242,235      6.992     358.81    607   85.1
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Next Interest Adjustment Date             (Excludes   52   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
06/07                            $3,010,980    11      1.26       $273,725      7.062     357.04    606   84.1
07/07                           $29,138,404   120     12.24       $242,820      6.921     358.00    610   86.4
08/07                           $56,137,942   220     23.58       $255,172      6.978     359.00    603   85.0
09/07                           $18,939,123    71      7.95       $266,748      6.937     360.00    612   87.5
04/08                              $496,983     2      0.21       $248,491      6.463     355.00    620   80.9
06/08                            $3,736,538    16      1.57       $233,534      7.184     357.00    602   86.6
07/08                           $42,351,866   174     17.79       $243,402      7.050     358.00    607   85.4
08/08                           $62,483,951   282     26.24       $221,574      7.070     359.00    605   83.9
09/08                           $21,820,806    87      9.16       $250,814      6.804     360.00    611   84.0






_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide
Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 8 of 9              9/21/2005 6:49:30 PM


[OBJECT OMITTED] Countrywide                        Computational Materials For
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                           CWABS 2005-12
===============================================================================



                                                             Aggregate
                                                    ARM and Fixed $253,415,906
                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Next Interest Adjustment Date             (Excludes   52   Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                    CURRENT   # OF     % OF        AVERAGE       GROSS     REMG.          ORIG
DESCRIPTION                         BALANCE  LOANS     TOTAL       BALANCE        WAC      TERM    FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
                               $238,116,593   983    100.00       $242,235      6.992     358.81    607   85.1
-----------------------------------------------------------------------------------------------------------------------------------









_______________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                  Page 9 of 9              9/21/2005 6:49:30 PM